UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Neurologix, Inc.
(Name of Registrant as Specified In Its Charter)

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As filed with the Commission on March 30, 2005

One Bridge Plaza, Suite 605
Fort Lee, New Jersey, 07024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 9, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Neurologix, Inc., a Delaware corporation, will be held at Montammy Golf Club, Route 9W & Montammy Drive, Alpine, New Jersey 07620 on Monday, May 9, 2005, at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect two Class II directors to hold office for a term of three years;

2.	To approve an amendment to the 2000 Stock Option Plan of the Corporation (the “2000 Stock Option Plan” or the “Plan”) to increase the number of shares that may be issued pursuant thereto; and ;

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS PRESENTED IN THE PROXY STATEMENT.

The Board of Directors has fixed the close of business on March 25, 2005 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting.

A copy of the Corporation’s Annual Report on Form 10-KSB for the year ended December 31, 2004 is enclosed.

To assure your representation at the meeting, please sign, date and return your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Mark S. Hoffman
Secretary

One Bridge Plaza
Fort Lee, New Jersey 07024

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2005

This Proxy Statement is furnished by the Board of Directors (the “Board”) of Neurologix, Inc., a Delaware corporation (the “Corporation”). The Proxy Statement is being sent to the Corporation’s stockholders in connection with the solicitation of proxies by the Board, on behalf of the Corporation, to be used at the Annual Meeting of Stockholders, which will be held at Montammy Golf Club, Route 9W & Montammy Drive, Alpine, New Jersey 07620 on Monday, May 9, 2005, at 10:00 a.m., Eastern time. The Corporation’s offices are located at One Bridge Plaza, Suite 605, Fort Lee, New Jersey 07024.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to the Corporation’s stockholders on or about April 11, 2005. A copy of the Corporation’s Annual Report to Stockholders for the year ended December 31, 2004 is also enclosed.

You are requested to complete, date and sign the accompanying proxy and return it to the Corporation in the enclosed envelope. The proxy relates to the election of two Class II directors at the Annual Meeting. The proxy may be revoked at any time before it is exercised by written notice to the Corporation bearing a later date than the date on the proxy and any stockholder attending the meeting may vote in person whether or not he has previously submitted a proxy. The Corporation may solicit proxies in person, by mail, telephone, facsimile, e-mail or other similar means. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the nominees for the Class II directors set forth below.

The Board has fixed the close of business on March 25, 2005 as the record date (the “Record Date”) for the determination of stockholders who are entitled to notice of and to vote at the meeting. As of the Record Date, the outstanding number of voting securities of the Corporation was 24,957,501 shares, consisting of 24,956,856 shares of common stock, par value $.001 per share (“Common Stock”), and 645 shares of Series A convertible preferred stock, par value $.10 per share (“Series A Preferred Stock”). For each share held as of the Record Date, each holder of Common Stock is entitled to one vote and each holder of Series A Preferred Stock is entitled to one vote.

The presence, in person or by proxy, at the meeting of the holders of at least a majority of the shares issued and outstanding and entitled to vote will constitute a quorum. A plurality of the votes of the total number of the shares of Common Stock and Series A Preferred Stock present at the meeting will be necessary for the election of the Class II directors of the Corporation. Under applicable Delaware law, in tabulating votes, abstentions (including broker non-votes) will be disregarded and will have no effect on the outcome of the vote.

BACKROUND INFORMATION

Merger. On February 9, 2004, the Corporation acquired Neurologix Research, Inc. (formerly known as “Neurologix, Inc.” and sometimes referred to herein as “NRI”) pursuant to a merger (the “Merger”) of a newly-formed, wholly-owned subsidiary of the Corporation with NRI. The Merger was completed on February 10, 2004. Stockholders of NRI received Common Stock as consideration in the Merger. As a result of the Merger, stockholders of NRI received an aggregate number of shares of Common Stock representing approximately 68% of the total number shares of the Corporation’s Common Stock outstanding immediately after the Merger. In connection with the Merger, new directors and officers of the Corporation were appointed by certain former NRI shareholders.

Reverse Stock Split. On September 10, 2004, pursuant to the written consent of stockholders owning approximately 59% of the Corporation’s common stock, the Corporation amended and restated its Certificate of Incorporation (the “Amendment”), as a result of which it effected a reverse stock split (the “Reverse Stock Split”) of the shares of common stock at a ratio of 1 for 25 and reduced the Corporation’s number of authorized shares of Common Stock from 750,000,000 to 60,000,000. To avoid the existence of fractional shares, stockholders who were otherwise entitled to receive fractional shares of Common Stock as a result of the Reverse Stock Split received cash payments in lieu thereof. The par values of the Common Stock and the Series A Preferred Stock were unaffected by the Reverse Stock Split. All references herein to number of shares and options reflect the Reverse Stock Split.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND BOARD

On the Record Date, to the knowledge of the Corporation, the persons and entities listed below were the only beneficial owners of more than five percent of the outstanding shares of Common Stock. Unless otherwise indicated, the address of each stockholder is that of the Corporation.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percentage of Outstanding Shares
Palisade Private Partnership, L.P.	6,801,890	(1)	27.25%
Palisade Private Holdings, LLC
One Bridge Plaza - Suite 695
Fort Lee, New Jersey 07024

Warwick J. Greenwood, Trustee	3,551,208	(2)	14.23%
ATEC Trust
Auckland Technology Enabling Corporation Limited
P.O. Box 10-359
8th Floor, Lumley House
93 The Terrace
Wellington, New Zealand

Martin J. Kaplitt, M.D.	2,413,001	(3)	9.67%

(1)
PPP is an investment limited partnership formed under the laws of Delaware. Palisade Private Holdings, LLC (“Holdings”), a Delaware limited liability company, is the general partner of PPP and is deemed to beneficially own the shares owned by PPP.

(2)
Based upon the Form 4 filed with the SEC by ATEC Trust (“ATEC”) on March 24, 2005. Warwick Greenwood is the trustee of ATEC and a certified accountant, and is a citizen of New Zealand. ATEC is a trust and is organized under the laws of New Zealand.

(3)	Includes 97,391 shares owned through Dr. Kaplitt’s Keogh-Profit Sharing Plan and 2,315,610 shares owned individually.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows: (i) the number of shares of Common Stock that each of the Corporation’s directors, nominees and executive officers beneficially owned or had the right to acquire beneficial ownership of as of, or within sixty days of, the Record Date; and (ii) the percentage of the outstanding shares of Common Stock that such ownership constitutes. The address for each stockholder is the same as the address of the Corporation.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Mark S. Hoffman	6,801,890	(1)	27.25%
Clark A. Johnson	450,508	(2)	1.84%
Martin J. Kaplitt, M.D.	2,413,001		9.67%
Austin M. Long, III	33,333	(3)	*
Craig J. Nickels	33,333	(3)	*
Jeffrey B. Reich, M.D.	1,000		*
Michael Sorell, M.D.	125,000	(4)	0.50%
Officers and Directors as a Group (7 persons)	9,867,466	(5)	39.53%

* Represents less than 1% of the outstanding shares.

(1)	Includes 6,801,890 shares beneficially owned by PPP and Holdings. Mr. Hoffman is a managing member of Holdings but disclaims beneficial ownership of such shares.

(2)	Includes 10,000 shares of Common Stock which may be acquired upon the exercise of options which are exercisable immediately.

(3)	Includes 33,333 shares of Common Stock which may be acquired upon the exercise of options which are exercisable immediately.

(4)	Includes 125,000 shares of Common Stock which may be acquired upon the exercise of options which are or become exercisable within sixty days of the Record Date.

(5)
Includes 6,801,890 shares beneficially owned by Holdings of which Mr. Hoffman is a managing director. Also includes an aggregate of 201,668 shares of Common Stock which may be acquired upon the exercise of options which are exercisable or become exercisable within 60 days of the Record Date.

PROPOSAL NUMBER 1: ELECTION OF TWO CLASS II DIRECTORS

The Corporation’s certificate of incorporation, as amended and by-laws provide that the Board is divided into three classes: Class I directors, Class II directors and Class III directors. The members of one of the three classes of directors are elected each year for a three-year term. The stockholders will elect two Class II directors at the meeting to serve for a three-year term expiring at our Annual Meeting of Stockholders in 2008 or until his successor has been elected and qualified, or until the earliest of his death, resignation or retirement. The Corporation’s certificate of incorporation provides that the total number of directors constituting the entire Board shall not be less than three nor more than twelve, with the then authorized directors being fixed from time to time by the Board. Currently, the Board is comprised of seven directors.

NOMINEE FOR ELECTION AS CLASS II DIRECTORS

Unless instructed otherwise, the proxies named on the enclosed proxy card intend to vote the shares of Common Stock that they represent to elect Mark S. Hoffman and Martin J. Kaplitt to serve as Class II directors.

MARK S. HOFFMAN - Mr. Hoffman, age 44, became a director of the Corporation and its Secretary and Treasurer on February 10, 2004 as a result of the Merger. He has been a director, the secretary and the treasurer of the Corporation’s wholly-owned subsidiary, Neurologix Research, Inc., since November 1999. He is a Managing Director of Palisade Capital Management, LLC (“PCM”), an affiliate of PPP, which he joined upon its formation in 1995. PCM is a registered investment adviser based in Fort Lee, New Jersey specializing in small capitalization equities and convertible securities as well as private equity and acts as investment manager to PPP and to two other private equity partnerships. In addition to the Corporation, he is currently a director of OptiCare Health Systems, Inc. and Refac, both of which are controlled by PCM.

MARTIN J. KAPLITT, M.D. - Dr. Kaplitt, age 66, became the Chairman of the Board and President of the Corporation on February 10, 2004 as a result of the Merger and has been a director and president of NRI since August 1999. On September 21, 2004, he relinquished the position of President of both the Corporation and NRI when the Corporation hired Michael Sorell, M.D. as its Chief Executive Officer and President. Dr. Kaplitt has been associated with North Shore University Hospital for over 30 years and has held a variety of positions there, including: Chief of Thoracic and Cardiovascular Surgery from 1971 to 1978, Associate Attending in Cardiovascular Surgery from 1978 to 2001 and Adjunct Associate Attending in Surgery from 2001 to present. He was also a clinical associate professor of surgery at Cornell University Medical College. Dr. Kaplitt attended Cornell University and the State University of New York, Downstate Medical Center. Dr. Kaplitt is a fellow of the American College of Surgeons and the American College of Cardiology.

Election of the Class II directors of the Corporation will require the affirmative vote of a plurality of the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR CLASS II DIRECTORS.

BOARD OF DIRECTORS AND COMMITTEES

Other Directors

The terms of the Class I and Class III directors expire in 2007 and 2006, respectively. Accordingly, these directors are not up for re-election at the meeting.

Class I Directors Continuing in Office with Terms Expiring at the 2007 Annual Meeting of Stockholders

CLARK A. JOHNSON - Mr. Johnson, age 73, has been a director of the Corporation since the closing of the Merger. He has been the Chairman of PSS World Medical, Inc., a national distributor of medical equipment and supplies to physicians, hospitals, nursing homes, and diagnostic imaging facilities since October 2000. Mr. Johnson served as Chairman and Chief Executive Officer of Pier 1 Imports from March 1985 to June 1998 and is a former Executive Vice President and Director of the Wickes Companies, Inc. In addition to the Corporation, he is a director of the following public companies: MetroMedia International Group, OptiCare Health Systems, Inc., PSS World Medical, Inc. and Refac. OptiCare Health Systems, Inc. and Refac are controlled by PCM.

JEFFREY B. REICH, M.D. - Dr. Reich, age 43, became a director of the Corporation on February 9, 2005. Since 2005, Dr. Reich has been a principal at Merlin Biomed Group, a New York City-based asset management firm that invests globally in public and private healthcare companies. Dr. Reich has also served as an assistant professor of clinical neurology at Weill Medical College of Cornell University since 1995. He received his medical degree from Weill Medical College of Cornell University in 1987. Mr. Reich was elected to the Board pursuant to the Stock Purchase Agreement, dated as of February 4, 2005 (the "Stock Purchase Agreement"), by and among the Corporation, Merlin Biomed Long Term Appreciation Fund LP and Merlin Biomed Offshore Master Fund LP (collectively, "Merlin"). The Stock Purchase Agreement provides that for so long as Merlin remains a stockholder of the Corporation, Merlin shall be entitled to nominate Dr. Reich for election as a Class I director of the Corporation.

MICHAEL SORELL, M.D. - Dr. Sorell, age 57, became the President, Chief Executive Officer and a director of the Corporation on September 21, 2004. Dr. Sorell had most recently been managing member of MS Capital Advisors LLC, an investment banking and advisory firm based in Washington, Connecticut since 1996. From 1986 to 1992 and from 1994 to 1996, Dr. Sorell was with Morgan Stanley & Co. in various capacities including biotechnology and pharmaceuticals analyst and lastly as emerging growth strategist and executive director. From 1992 to 1994, Dr. Sorell was a partner in a joint venture with Essex Investment Management, a Boston-based investment management firm. Previously, Dr. Sorell was in the department of clinical research at Schering-Plough Corporation. As a physician, Dr. Sorell specialized in pediatric oncology, and was a member of the attending staff at Memorial Sloan-Kettering Cancer Center in New York City where he was among the founders of its Bone Marrow Transplant Unit. Dr. Sorell received his medical degree from the Albert Einstein College of Medicine, Bronx, NY, and studied in the Visiting Professionals Program at the New York University Graduate School of Business with a major in finance. He is also a director of SCOLR, Inc. and Applied Neurosolutions, Inc.

Class III Directors Continuing in Office with Terms Expiring at the 2006 Annual Meeting of Stockholders.

AUSTIN M. LONG, III - Mr. Long, age 60, has been a director of the Corporation since June 2003. Mr. Long has worked as an investment professional in private markets since 1987, when he co-founded the University of Texas Management System’s private investment group. Mr. Long left the University of Texas in March 2000 to co-found Alignment Capital Partners, LLC, a private market portfolio management advisory operation based in Austin, Texas that was reorganized in October 2001 as Alignment Capital Group, LLC. Mr. Long holds a Masters in Professional Accounting from the University of Texas at Austin and a Juris Doctor from DePaul University. He is also a Certified Public Accountant.

CRAIG J. NICKELS - Mr. Nickels, age 51, has been a director of the Corporation since June 2003. Mr. Nickels has worked as an investment professional in private markets since 1993, when he joined Mr. Long at The University of Texas Management System’s private investment group. Mr. Nickels left the University of Texas in March of 2000 to co-found Alignment Capital Partners, LLC, a private investment management firm based in Austin, Texas that was reorganized in October 2001 as Alignment Capital Group, LLC, specializing in alternative asset consulting. Mr. Nickels received his B.B.A. from the University of Texas at Austin and is a holder of the Chartered Financial Analyst designation.

Board Meetings

The new Board and management of the Corporation has been unable to locate any record of the dates and times of meetings, who attended and the actions taken for the period from January 1, 2004 through February 10, 2004, the date of the Merger. Subsequent to the Merger, six meetings of the Board were held in 2004. During 2004, each director attended at least 75% of the meetings of the Board. The Audit Committee met seven times during 2004 with all members in attendance. The Compensation Committee met three times during 2004 with all members in attendance

It is the Corporation’s policy that directors are invited and encouraged to attend the Annual Meeting of Stockholders. At the time of the 2004 Annual Meeting of Stockholders, the Corporation had five directors, of which three directors attended the meeting.

Committees

The Board currently maintains an Audit Committee and a Compensation Committee. The Corporation does not have a Nominating Committee.

Nominating Process

The Board does not view it is necessary to have a Nominating Committee or written charter since the size of the Board enables all directors to participate in the nominating process and to address the need to attract and retain qualified directors and to fill any vacancies in the Board. Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, in making its nominations, the Board considers, among other things, an individual's business experience, industry experience, breadth of knowledge about issues affecting the Corporation, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual. The Board recommended each of the current nominees for Class II directors.

The Board consists of seven directors. The Board has determined that Austin M. Long, III, Craig J, Nickels and Jeffrey B. Reich, M.D. are independent directors. Although the Corporation is not listed on any exchange or automated quotation system, in making this independence determination, the Board considered the independence standards for directors set forth in the American Stock Exchange Corporation Guide for its listed companies (the “AMEX Rules”).

The Board does not have a formal policy that requires it to consider any director candidates that might be recommended by stockholders.

Compensation Committee

At the time of the Merger, the Corporation had only one director and did not have a separate Compensation Committee. Following the Merger, a Compensation Committee was formed consisting of Mark S. Hoffman (Chair), Austin M. Long, III and Craig J. Nickels. Mr. Hoffman is a managing member of Holdings, the general partner of PPP, which beneficially owns approximately 27.25% of the Corporation’s outstanding capital stock. Messrs. Long and Nickels were determined by the Board to be independent directors.

Audit Committee

Up until the closing of the Merger, Michael R. Gleason, the sole director of the Corporation, was the only member of the Audit Committee, which did not have a formal meeting during 2004. Mr. Gleason was not determined to be independent by the Board. The Audit Committee’s charter that was in effect up until the closing of the Merger was adopted by the Corporation on April 30, 2001.

At the February 10, 2004 meeting of the Board, Messrs. Long (Chair) and Nickels were elected to serve on the Audit Committee. Both of them have been determined to be independent by the Board. In making this decision, the Board considered the AMEX Rules.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the Corporation’s independent auditors and, in this regard, it meets periodically with the independent auditors to review plans for the audit and the audit results, reviews financial statements, accounting policies, tax and other matters for compliance with the requirements of the Financial Accounting Standards Board and government regulatory agencies. The Board has determined that Mr. Long is a “financial expert”, as that term is defined under Item 401(e) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board adopted a written charter of the Audit Committee on March 23, 2004 which is reviewed annually and pursuant thereto was amended and restated on March 25, 2005. A copy of the amended and restated charter is attached hereto as Annex “A”.

Directors’ Compensation

On March 23, 2004, the Board adopted a policy of paying quarterly fixed retainers of $1,500, to each director who is not also an employee of the Corporation or a member, partner or executive officer of PCM or Palisade, plus an additional quarterly retainer of $1,000 for directors who serve on the Audit Committee. Under the terms thereof, during 2004, Messrs. Long and Nickels, members of the Audit Committee, each received $7,500 and Mr. Johnson received $4,500. Messrs. Long and Nickels also served on the Board prior to the Merger and each received an additional $1,250 for such service. Mr. Gleason, who was a director from January 1, 2004 to February 10, 2004, did not receive any additional compensation for his services as a director.

The Board's post-Merger director compensation policy also provides for annual stock option grants of 30,000 shares with an additional 20,000 shares to directors who serve on the Audit Committee. Pursuant to this policy, on March 23, 2004, the Corporation granted to each of Messrs. Long, Nickels and Johnson options to purchase 50,000, 50,000 and 30,000 shares of Common Stock, respectively, at an exercise price of $1.50 per share (the fair market value on the date of the grant, as adjusted to reflect the Reverse Stock Split). One-third of such options vested immediately on the date of grant, one-third vested on March 23, 2005 and the remaining one-third vests on March 23, 2006.

Except as otherwise provided in this Proxy Statement, no director received any other compensation from the Corporation in 2004.

PROPOSAL NUMBER 2: APPROVAL OF AMENDMENT TO THE
2000 STOCK OPTION PLAN OF THE CORPORATION

The 2000 Stock Option Plan (sometimes referred to herein as the “Plan”) was approved by the stockholders on September 12, 2000 and provides for the granting of stock options to purchase up to a maximum of 800,000 shares of Common Stock (subject to adjustment in the event of certain capital changes) during the period ending March 14, 2010. A copy of the Plan is attached hereto as Annex “B”.

In connection with the terms of employment of Dr. Michael Sorell as the Chief Executive Officer of the Corporation and NRI, on September 21, 2004, the Corporation granted him an option under the Plan to purchase 273,892 shares of Common Stock at an exercise price of $0.75 per share. Because following the grant to Dr. Sorell there were no additional shares available for issuance under the Plan at that date, the Board has approved an amendment to the Plan, subject to stockholder approval, to increase the number of shares covered by, and reserved for issuance under, the Plan from 800,000 shares to 1,300,000 shares. Stockholders are being asked to approve such amendment at this meeting. If the stockholders approve such amendment, there will be a balance of 502,108 shares available under the Plan of which 160,000 shares will be used for the 2005 annual grant to directors who are not employees of the Corporation or members, partners or executive officers of PCM or Palisade. For further information regarding the terms of Dr. Sorell’s employment, see “Employment Agreement of Chief Executive Officer” and for further information regarding director compensation, see “Board of Directors and Committees - Directors’ Compensation”.

The following is a summary of the terms of the 2000 Stock Option Plan as currently in effect.

Purpose. The purpose of the Plan is to provide a means through which the Corporation and its affiliates may attract able persons to enter and remain in the employ of the Corporation and affiliates and to provide a means whereby employees, directors and consultants of the Corporation and its affiliates can acquire and maintain the Corporation common stock ownership, thereby strengthening their commitment to the welfare of the Corporation and its affiliates and promoting an identity of interest between shareholders and these directors, employees and consultants.

Administration. The Plan is administered by the Corporation’s compensation committee.

Eligible Participants. Any employee, director or consultant to the Corporation or an affiliate of the Corporation is eligible to participate in the Plan. However, the Corporation does not presently allow holders of warrants of the Corporation to participate in the Plan. The compensation committee has the sole and complete authority to determine the participants to whom stock options shall be granted (a “Participant” or the “Participants”).

Shares of the Corporation’s Common Stock Authorized under the Plan. The Plan authorizes the grant of stock options to Participants with respect to a maximum of 800,000 shares of Common Stock, which awards may be made in the form of (a) non-qualified stock options and (b) stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Code. In any calendar year, a Participant may not receive stock options in a manner that will cause the stock options granted under the Plan to fail to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

To the extent the aggregate fair market value (determined as of the date of grant) of stock for which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation) exceeds $100,000, such excess incentive stock options shall be treated as non-qualified stock options. If any award granted under the Plan is forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares of the Corporation’s Common Stock covered by such award may be granted to another Participant pursuant to the terms of the Plan, to the maximum extent permitted under Section 162(m) of the Code.

Effective Date and Duration of the Plan. The Plan was approved by the Board on March 28, 2000 and became effective on September 12, 2000, the date it was approved by the Corporation’s stockholders. The Board of Directors amended the Plan, subject to approval of stockholders at this meeting, to increase the number of shares covered by, and reserved for issuance under, the Plan from 800,000 shares to 1,300,000 shares. The term during which awards may be granted under the Plan expires on March 28, 2010.

Stock Option Price. The exercise price per share of the Corporation’s Common Stock for each stock option is set by the Corporation’s compensation committee at the time of grant. The compensation committee is entitled to set an exercise price below the fair market value of a share of the Corporation’s Common Stock at the date of grant solely in the event of it decides to grant non-qualified stock options to a director of the Corporation.

Manner of Exercise and Form of Payment. No shares of the Corporation’s Common Stock may be delivered pursuant to any exercise of an option until payment in full of the aggregate exercise price therefor is received by the Corporation. Stock options which have become exercisable may be exercised by delivery of written notice of exercise to the compensation committee accompanied by payment of the stock option price. The stock option price shall be payable in cash and if the compensation committee so permits, partially or completely in shares of the Corporation’s Common Stock valued at the fair market value at the time the stock option is exercised; provided, however, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the compensation committee may determine necessary in order to avoid an accounting earnings charge in respect of the stock option or, in the discretion of the compensation committee, either (i) in other property having a fair market value on the date of exercise equal to the stock option price, or (ii) by such other method as the compensation committee may permit.

Vesting, Stock Option Period and Expiration. Stock options vest and become exercisable in such manner and on such date or dates determined by the compensation committee and expire after such period, not to exceed ten years, as may be determined by the compensation committee all as set forth in an applicable stock option agreement; provided, that the compensation committee has the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. If a stock option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the stock option expires. If an incentive stock option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Corporation, the stock option period may not exceed five years from the date of grant of such option and the stock option price shall be at least 110 percent of the fair market value (on the date of grant) of the stock subject to the stock option.

Change of Control or Reorganization. Except to the extent reflected in a particular stock option agreement:

(a) In the event of a Change in Control (as defined in the Plan), notwithstanding any vesting schedule, all stock options shall become immediately exercisable with respect to all shares subject to such stock option.

(b) The obligations of the Corporation under the Plan are binding upon any successor corporation or organization resulting from the Merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agreed to make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such Merger, consolidation, reorganization or transfer of assets.

Transferability. Each award and each right under any award, is exercisable only by the Participant during the Participant’s lifetime or if permissible under applicable law, by the Participant’s guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Corporation or any of its affiliates; provided that the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. The Plan provides for limited exceptions to the non-transferability of the awards (and the rights attached thereto) received under the Plan, such exceptions to be inserted in the relevant stock option agreement or amendment thereto.

Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the stock options granted under the Plan from failing to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any stock option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

Federal Income Tax Consequences Relating to the Plan. The following summary of the federal income tax consequences of the grant and exercise of stock options, both ISOs and non qualified stock options, awarded under the Plan, and the disposition of the Corporation’s Common Stock purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. The summary is not intended to be a complete statement of applicable laws, it does not address state and local tax considerations nor does it address the tax consequences of options granted to individual tax payers located outside the U.S. and is not intended as tax advice to any person. Moreover the U.S. Federal income tax consequences to any particular individual may differ from those described herein by reason of the particular circumstances of such individual.

No income is realized by an optionee upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the “Spread”) at the time of exercise. The Spread is deductible by the Corporation for federal income tax purposes subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee’s tax basis in the underlying shares acquired by exercise of a non-qualified stock option equals the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee’s holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a “Section 16 Person”) begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. Under current rules promulgated under Section 16(b), the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Board (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified, by the Corporation’s shareholders no later than the next annual meeting of shareholders. If the grant satisfies either of the conditions described in clause (i) or (ii) above, the taxable event will ordinarily be the date of exercise. However, if an option is exercised by a Section 16 Person within six months after the date of grant and neither of the conditions described in clause (i) or (ii) above are satisfied, taxation will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise.

The Code requires that, for ISO treatment, shares acquired through exercise of an ISO cannot be disposed of before two years from the date of grant of the option and one year from the date of exercise. ISO holders generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the Spread at exercise will be an “item of tax preference” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs at the time of exercise. If the optionee does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction is permitted to be taken by the Corporation for federal income tax purposes in connection with the grant or exercise of the option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount is generally deductible by the Corporation for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

The payment of an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares of the Corporation, and shares received by the optionee, equal in number to the previously surrendered shares, have the same tax basis as the shares surrendered to the Corporation and have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Corporation is taxable to the optionee. Such additional shares have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized and have a holding period that begins on the date ordinary income is recognized.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the Common Stock at the time of grant and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to grants of options to covered employees.

Approval of an amendment to the Plan will require the affirmative vote of a plurality of the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PLAN.

CODE OF ETHICS

  The Board has adopted an Amended and Restated Code of Ethics for its Chief Executive and Senior Financial Officers and the Corporation’s Chief Executive Officer and Chief Financial Officer have signed the code and will be held to the standards outlined therein. In addition, the Board has adopted an Amended and Restated Code of Ethics and Conduct applicable to all employees, officers, scientific advisors and directors of the Corporation. Copies of both codes of ethics are are available at the Corporation’s website at http://www.neurologix.net under the heading “Investors - Corporate Governance”.

COMPENSATION OF EXECUTIVE OFFICERS

The following table presents the aggregate compensation for services in all capacities paid by the Corporation and its subsidiaries in respect of the years ended December 31, 2004, 2003 and 2002 to the Corporation’s Named Executives. For purposes of this proxy statement, the term “Named Executives” shall mean Messrs. Gleason, Hoffman, Kaplitt and Sorell. Except as set forth herein, the Named Executives did not receive any compensation from the Corporation during the years ended December 31, 2002 to December 31, 2004.

The Corporation currently has three executive officers, Dr. Martin J. Kaplitt, Executive Chairman, Dr. Michael Sorell, President and Chief Executive Officer, and Mark S. Hoffman, Secretary and Treasurer. During 2004, Mr. Hoffman did not receive any compensation from the Corporation and it does not expect to pay him any compensation for serving as an officer of the Corporation during 2005.

Summary Compensation Table

	Annual Compensation			Securities Underlying Options
Name and Position	Year	Salary	Bonus	(#)
Michael R. Gleason, Chief Executive Officer	2004	$9,000	—	—
and Chief Financial Officer, (from June 17, 2003 to February 10, 2004)	2003	$109,000

Martin J. Kaplitt, M.D., Chairman of the Board and President and Chief Executive Officer (from February 10, 2004 to September 21, 2004)	2004	$70,000	—	—

Michael Sorell, M.D., President and Chief Executive Officer (since September 21, 2004)	2004	$40,000	—	1,150,000*
___________
*
Includes the Incentive Grant of an option to Dr. Sorell to purchase up to 900,000 shares that will vest should the Corporation achieve certain financing goals as provided for under the terms of his employment. For details see “Employment Agreement of Chief Executive Officer” below.

Option/SAR Grants and Exercises in Last Fiscal Year

During 2004, Dr. Michael Sorell was the only Named Executive who was issued stock options by the Corporation. This grant is described below, see “Employment Agreement of Chief Executive Officer”. The Corporation has not granted stock appreciation rights.

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2004	Exercise Price Per Share	Expiration Date
Michael Sorell, M.D.	1,150,000*	84%	$0.75	9/21/2014

 *  Includes the Incentive Grant of 900,000 options to Dr. Sorell that will vest should the Corporation achieve certain financing goals as provided for under the terms of his employment. See “Employment Agreement of Chief Executive Officer” below.

Fiscal Year-End Option Values

The following table reflects the “In-the-Money Options” held by the Named Executives as of December 31, 2004. No options were exercised by the Named Executives during 2004.

	Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of Unexercised In-the-Money Options At Fiscal Year-End
Name	Exercisable	Not Exercisable	Exercisable	Not Exercisable
Michael R. Gleason (1)	44,000	-	$25,200	$0
Michael Sorell, M.D.	-	1,150,000(2)	-	$724,500

(1) Mr. Gleason was the Corporation's Chief Executive Officer and Chief Financial Officer from June 17, 2003 to February 10, 2004.

(2) Includes the Incentive Grant of 900,000 options to Dr. Sorell that will vest should the Corporation achieve certain financing goals as provided for under the terms of his employment. For details, see “Employment Agreement of Chief Executive Officer” below.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2004, with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
2000 Stock Option Plan approved by stockholders	787,892	$1.47	2,108
Other equity compensation plans approved by stockholders	709,458	$0.23	-
Stock option grant to a former chief executive officer which grant was approved by stockholders	240,000	$0.75	-
Stock option grant to Dr. Michael Sorell, the current Chief Executive Officer, which grant was not approved by stockholders (1)	876,108	$0.75	-
Total	2,613,458	$0.83	2,108

(1)
Dr. Sorell was granted options to purchase 1,150,000 shares of Common Stock in connection with his hiring in September 2004. Of such grant, options to purchase 273,892 shares were granted under the Plan (and are intended to qualify as incentive stock options under the Internal Revenue Code) and options to purchase 876,108 shares of Common Stock were granted outside the Plan but on terms identical to those provided for by the Plan. See “Employment Agreement of Chief Executive Officer” below.

The Board has amended, subject to stockholder approval at this meeting, the Plan to increase the number of shares available for issuance under the Plan by 500,000 shares. The above table does not reflect the 500,000 additional shares proposed by such amendment.

Employment Agreement of Chief Executive Officer

Base Salary - On September 21, 2004, the Board hired Dr. Michael Sorell, M.D. as the Chief Executive Officer of the Corporation and NRI for an initial term of employment of 18 months, which will automatically be extended for an additional 18 months absent notice to the contrary from either party. Dr. Sorell receives an annual base salary of $150,000, which is subject to automatic increase (to $175,000 or $200,000) upon the achievement of specified performance objectives of the Corporation. Dr. Sorell’s annual bonus, if any, will be at the discretion of the Board and will depend upon the achievement of goals to be specified by the Board. He also serves as a member of the Board and the board of directors of NRI.

Base Stock Option Grant - In connection with Dr. Sorell’s employment, on September 21, 2004, the Corporation granted Dr. Sorell an option to purchase up to 1,150,000 shares of Common Sock at an exercise price of $0.75 per share. These options include a base grant and an incentive grant. The base grant consists of an option to purchase 250,000 shares of Common Stock, which vested with respect to 25,000 shares on the date of grant and 100,000 shares on March 31, 2005. The remaining 125,000 shares vest as follows: 100,000 shares on December 31, 2005 and 25,000 shares on March 31, 2006.

Incentive Stock Option Grant - The incentive grant consists of an option to purchase up to 900,000 shares of its Common Stock at an exercise price of $0.75 per share (the “Incentive Grant”).  This grant is subject to the Corporation’s ability to close one or more financings and/or corporate partner contributions (in the form of up-front payments or payments based on milestones which, in the judgment of the Board, are likely to be realized within eighteen months following such agreement) totaling $5 million (collectively referred to herein as the “Financing”) on or before June 30, 2005 at a weighted average per share price of at least $1.30. If the weighted average per share price is at least $1.30 per share but less than $2.65 (without taking into account the value of warrants, if any, included in the Financing), then, upon the final closing of the Financing, one percent (1%) of the shares of Corporation Common Stock underlying the Incentive Grant shall lapse for each $0.03 decrement of price below $2.65 per share.

That portion of the Incentive Grant that has not lapsed will vest on June 30, 2005 with one-third (⅓) becoming exercisable on that date and the balance ratably over the subsequent twenty-four (24) month period. In the event that Dr. Sorell ceases to be an officer and director of the Corporation, then the option shall immediately terminate as to any shares that have not previously become exercisable as of the date of such termination. The options have a maximum ten year term and are subject to accelerated vesting in the event that Dr. Sorell’s employment is terminated by the Corporation without cause, due to his death or disability or upon a change in control. If the Financing is not completed by June 30, 2005, the entire Incentive Grant shall lapse.  As of the date of this Proxy Statement, the Corporation has raised $3,166,000 at $1.30 per share.

The options have a maximum 10 year term and are subject to accelerated vesting in the event that Dr. Sorell’s employment is terminated by the Corporation without cause, due to his death or disability or upon a change in control of the Corporation.

Of the total options granted to Dr. Sorell, 273,892 were granted pursuant to the Plan in order to qualify as incentive stock options and the remaining 876,108 options were not granted under a shareholder-approved plan but are governed by terms identical to the provisions of the Plan.

Deductibility of Compensation

Section 162(m) of the Code generally limits to $1,000,000 the Corporation’s federal income tax deduction for compensation paid in any year to each of its chief executive officer and the four other most highest paid executive officers, to the extent such compensation is not “performance-based” within the meaning of Section 162(m). The Committee will, in general, seek to qualify compensation paid to its executive officers for deductibility under Section 162(m), although the Committee believes it is appropriate to retain the flexibility to authorize payments of compensation that may not qualify for deductibility if, in the Committee‘s judgment, it is in the Corporation‘s best interest to do so.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the Merger, Refac, which is 90% owned by PCM, has provided consulting services to the Corporation at a basic monthly retainer of $5,000 subject to a quarterly adjustment to reflect the services rendered during such quarter. Either party has the right to terminate this agreement at any time without any prior notice. Under this arrangement, the Corporation has paid $95,000 with respect to services rendered during 2004.

Pursuant to the Merger Agreement, the Corporation paid Palisade Capital Securities, LLC, an affiliate of PCM and PPP, $200,000 for investment banking services rendered in connection with the Merger. PPP is the beneficial owner of approximately 30% of the Corporation’s outstanding common stock.

Dr. Michael G. Kaplitt, one of the Corporation’s scientific co-founders and the son of Dr. Martin J. Kaplitt, the Corporation’s Executive Chairman, has a consulting agreement with the Corporation. Pursuant thereto, the Corporation paid him $55,500 in 2003. Dr. Kaplitt is also the neurosurgeon performing the surgical procedures on the twelve patients required by the protocol for the Corporation’s sponsored Phase I clinical trial for the treatment of Parkinson’s disease. At his request, dated April 30, 2003, his compensation was waived and it will continue to be waived through the end of the Phase I clinical trial.

From June 2000 through June 2004, the Corporation had a research agreement with Rockefeller University (“Rockefeller”) pursuant to which the Corporation funded certain research conducted by Dr. Kaplitt and others. As a result of this research, Rockefeller obtained three U.S. patents in which Dr. Kaplitt is named as a co-inventor and one on which he is named as the sole inventor. Rockefeller has exclusively licensed these patents to the Corporation. Dr. Kaplitt is also named as a co-inventor on a patent that Rockefeller has non-exclusively licensed to the Corporation.

In accordance with Rockefeller’s Intellectual Property Policy, an aggregate of one-third of all income it receives from licensing transactions is paid to the inventors. Dr. Kaplitt has advised the Corporation that he received cash payments from Rockefeller in each of 2003 and 2004 of less than $2,000 under this policy. In December 2002, the Corporation issued to Rockefeller 368,761 shares of its common stock in exchange for the cancellation of certain fees under its exclusive patent license agreement with the Corporation. When, and if, Rockefeller sells these shares, Dr. Kaplitt estimates that he will be entitled to approximately 25% of the proceeds. In addition, he estimates that he will have a similar interest in future royalties that may become payable under this exclusive patent license agreement.

Effective with the closing of the Merger, the Corporation relocated its corporate offices to One Bridge Plaza, Fort Lee, New Jersey 07024. The Corporation used these premises on a month-to-month basis under a verbal agreement with PCS that did not require the payment of rent. On August 10, 2004, the Corporation entered into a sublease with PCS that provides for the lease of approximately 1,185 gross rentable square feet of space at One Bridge Plaza, Fort Lee, New Jersey 07024 through January 31, 2008 at a base annual rent of approximately $35,000. The rent that the Company pays to PCS is the same rental amount that PCS pays under its master lease for this space.

Additionally, the Corporation maintains brokerage accounts with PCS for the Corporation’s marketable securities for which it pays customary brokerage fees.

Except as otherwise provided in this proxy statement, since January 1, 2004, there has not been at any time any relationship or related transaction which the Corporation would be required to disclose under Item 404 of Regulation S-B.

AUDIT COMMITTEE REPORT

The Board has an Audit Committee comprised of two directors, each of whom meets the independence and qualification standards for audit committee membership as set forth in the listing standards set forth in the AMEX Rules.

The Audit Committee oversees the Corporation’s financial process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the 2004 Annual Report on Form 10-KSB with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Corporation’s management is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, J.H. Cohn LLP, are responsible for performing an independent audit of the consolidated financial statements prepared in accordance with generally accepted accounting principles.

In performing its oversight function, the Audit Committee reviewed with the Corporation’s independent auditors such auditors’ judgments as to the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards Nos. 61 and 90. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Corporation and received the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

The Committee discussed with the Corporation’s independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee set forth below and in its charter, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee also approved the selection of the Corporation’s independent auditors for the fiscal year ended December 31, 2005.

Although the members of the Audit Committee are financially sophisticated they are not professionally engaged in the practice of auditing or accounting, are not employed by the Corporation for accounting, financial management or internal control purposes and are not experts in the fields of accounting or auditing, including the determination of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that J.H. Cohn LLP is in fact “independent.”

The Audit Committee of the Board,

Austin M. Long III, Chair
Craig J. Nickels

INDEPENDENT PUBLIC ACCOUNTANTS
KPMG LLP (“KPMG”) served as the independent public accountants for the Corporation during the fiscal year ended December 31, 2002. On February 20, 2004, following the Merger, the Audit Committee engaged the accounting firm of J.H. Cohn LLP (“J.H. Cohn”), the Independent Registered Public Accounting Firm for NRI prior to the Merger, to replace KPMG. KPMG did not resign or decline to stand for re-election, but was dismissed on February 23, 2004 as part of the change of control to allow the appointment of J.H. Cohn as the Corporation’s Independent Registered Public Accounting Firm upon recommendation of the Board following the Merger.

KPMG’s opinions regarding the financial statements of the Corporation for the two fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles; except that the audit report, dated March 27, 2003, of KPMG for the audit of the consolidated financial statements as of December 31, 2001 and 2002 and for the two years ended December 31, 2002 contained two explanatory paragraphs. The first explanatory paragraph referred to the Corporation’s change in its method of accounting for goodwill and other intangible assets, in 2002, as discussed in Note 2 to the consolidated financial statements for the year ended December 31, 2002. The second explanatory paragraph referred to the uncertainty as to the Corporation’s ability to continue as a going concern in light of a plan of liquidation and dissolution that it had adopted. The Corporation’s plans with regard to these matters are also described in Note 1 to the consolidated financial statements for the year ended December 31, 2002 The consolidated financial statements do not include any adjustments that might arise from the outcome of this uncertainty.

The Corporation is not aware of any disagreements with KPMG during the two fiscal years ended December 31, 2002 and 2001 and the subsequent interim period up to the date of dismissal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to their satisfaction would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

On February 20, 2004, the Corporation engaged J.H. Cohn LLP as its Independent Registered Public Accounting Firm to perform the Corporation’s audit for 2003. In accordance with Item 304 (a) (3) of regulation S-B and in connection with the Corporation’s filing of its Current Report on Form 8-K, dated February 27, 2004, KPMG was provided with a copy of this disclosure. J.H. Cohn LLP does not have any direct or indirect financial interest in the Corporation in any capacity other than that of independent public accountants. A representative of J.H. Cohn will be present at the meeting to answer questions by stockholders concerning the accounts of the Corporation and will have the opportunity to make a statement, if such representative desires to do so.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Corporation for the fiscal year ended December 31, 2003 by the Corporation’s former principal accounting firm, KPMG LLP:

Description	2003
Audit fees	$196,050
Audit related fees	-
Tax fees	-
All other fees	-
Total	$196,050

The following table sets forth the aggregate fees billed to the Corporation for the fiscal years ended December 31, 2004 and 2003 by the Corporation’s principal accounting firm, J.H. Cohn LLP:

Description	2004	2003
Audit fees	$80,000	$25,000
Audit related fees	-	-
Tax fees	-	-
All other fees	-	$83,290
Total	$80,000	$108,290

“All other fees” consists of audit services performed with respect to 2003 for the Corporation’s post-Merger subsidiary, NRI. The Audit Committee has considered such other fees, and has determined that such fees are compatible with maintaining J.H. Cohn’s independence.

During 2004, the Audit Committee did not have a pre-approval policy in effect for the approval of service rendered by the Corporation’s independent auditors and none of the services provided by the independent auditors was provided pursuant to the de minimis exception to the pre-approval requirements contained in the SEC’s rules.

OTHER MATTERS

The Board does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters.

PROPOSALS BY STOCKHOLDERS

Proposals of stockholders intended to be presented, pursuant to Rule 14a-8 under the Exchange Act, at the 2006 Annual Meeting of Stockholders of the Corporation, which is currently scheduled to be held on May 8, 2006, must be received by the Corporation at the Corporation’s principal executive offices by December 16, 2005 if they are to be included in the Corporation’s proxy statement and proxy relating to such meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of Forms 3, 4 and 5 filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, and amendments thereto, the Corporation believes that during fiscal 2004, all Section 16(a) filing requirements applicable to its officers, directors and other principal stockholders of the Corporation were complied with except as follows: Messrs. Long and Nickels did not file a Form 3, Initial Statement of Beneficial Ownership of Shares, at the time they became Directors of the Corporation on June 13, 2003, and therefore each of Messrs. Long and Nickels filed a Form 3 on May 7, 2004 to report that each beneficially held no shares of the Corporation at that time. Mr. Johnson did not file a Form 4, Statement of Changes in Beneficial Ownership, at the time he exercised an option to purchase 10,000 shares of the Corporation’s common stock on March 23, 2004, and therefore Mr. Johnson filed a Form 4 on May 7, 2004 to report the purchase of such common stock.

SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation may solicit proxies personally and by telephone and telegraph.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board has adopted a written policy on stockholder and interested party communications with directors, a copy of which is available on the Corporation’s corporate website at http://www.neurologix.net.

Under the policy, stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the Corporation’s Secretary-Treasurer at One Bridge Plaza, Suite 605, Fort Lee, New Jersey, 07024.

All communications received as set forth in the preceding paragraph will be directed to our Chairman of the Board for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Chairman of the Board will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC’s regional offices located at 233 Broadway, New York, New York 10279; 801 Brickell Ave., Suite 1800, Miami, Florida 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; 1801 California Street, Suite 4800, Denver, Colorado 80202-2648 or 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036-3648. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. The SEC allows the Corporation to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information by referring you to another document filed separately with the SEC. The Corporation’s Annual Report on form 10-KSB for the year ended December 31, 2004 is incorporated by reference into this Proxy Statement and is deemed to be a part of this Proxy Statement, except for any information superseded by information contained directly in this Proxy Statement. A copy of such report is being mailed to the Corporation’s stockholders with this Proxy Statement. All documents filed by the Corporation pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the annual meeting shall also be deemed to be incorporated by reference into this Proxy Statement.

Our stockholders may obtain the above-mentioned documents, without charge, by requesting them in writing or by telephone from the Corporation by writing to: Neurologix, Inc., One Bridge Plaza, Suite 605, Fort Lee, New Jersey 07024.

You should rely only on the information contained in this Proxy Statement or other documents to which we refer to vote at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of the Proxy Statement to stockholders shall not create any implication to the contrary.

By Order of the Board Of Directors

Mark S. Hoffman
Secretary

March 30, 2005

ANNEX “A”

CHARTER OF THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF NEUROLOGIX, INC.
AS AMENDED AND RESTATED BY THE BOARD ON MARCH 25, 2005

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Neurologix, Inc. (the “Corporation”) is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries (if any), including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Corporation’s Independent Auditors (as defined below), and (iv) the performance of the Corporation’s Independent Auditors and the employees engaged in the Corporation’s internal audit activities, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Corporation’s annual proxy statement.

COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of one or more directors as determined from time to time by resolution of the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. Each member of the Committee shall be qualified to serve on the Committee, and the composition of the Committee as a whole shall be determined, pursuant to the requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case, as amended (collectively, the “Exchange Act”), including, but not limited to, the following:

(1)
Each member of the Committee shall be affirmatively determined, in the business judgment of the Board, to be an “independent director” as defined by any national securities exchange or association as provided for in the Exchange Act;

(2)
Each member of the Committee shall be able to read and understand fundamental financial statements, as such qualification is interpreted by the Board in its reasonable judgment, including a company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee;

(3)
At all times, at least one member of the Committee shall (i) have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such member’s financial literacy, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities and (ii) be an “audit committee financial expert” as defined in the Exchange Act; and

(4)
No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in the Corporation’s annual proxy statement.

MEETINGS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The presence in person or by telephone of a majority of the Committee’s members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at the meeting of the Committee at which a quorum is present. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee should meet separately on a periodic basis with management and the Corporation’s independent auditors, in each case to discuss any matters that the Committee, management or the independent auditors believe warrant Committee attention. The Committee shall maintain minutes of its meetings and records relating to those meetings and provide copies of such minutes to the Board, other than the private sessions.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC or any other applicable regulatory authority:

Selection, Evaluation and Oversight of the Auditors

(1)
Appoint, compensate, oversee, retain, replace and terminate, in its sole discretion (subject, if applicable, to stockholder approval) any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Corporation’s Annual Report on Form 10-KSB is referred to herein as the “Independent Auditors”);

(2)	Review and, in its sole discretion, approve in advance the Independent Auditors’ annual engagement letter, including the proposed fees and terms contained therein;

(3)
Review and, in its sole discretion, approve in advance all non-audit engagements of the Independent Auditors not meeting the waiver exemption, which approval may be made by one or more members of the Committee as shall be designated by the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(4)
Request funding from the Corporation, which funding the Corporation shall provide, for the purposes of compensating the Independent Auditor or retaining any independent counsel or other advisors that the Committee deems necessary to advise it in carrying out its duties;

(5)
Review the performance of the Corporation’s Independent Auditors, including the lead partner of the Independent Auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the Independent Auditors when circumstances warrant;

(6)	Obtain at least annually from the Corporation’s Independent Auditors and review a report describing:

(i)	the Independent Auditors’ internal quality-control procedures;

(ii)
any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues; and

(iii)
all relationships between the Independent Auditors and the Corporation (including a description of each category of services provided by the Independent Auditors to the Corporation and a list of the fees billed for each such category);

The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the Independent Auditors, and its views on whether there should be a regular rotation of the Independent Auditors, to the Board.

(7)	Evaluate the independence of the Independent Auditors by, among other things:

(i)	monitoring compliance by the Corporation’s Independent Auditors with the audit partner rotation requirements contained in the Exchange Act;

(ii)	monitoring compliance by the Corporation of the employee conflict of interest requirements contained in the Exchange Act;

(iii)	requiring the Independent Auditors to deliver to the Committee, on a periodic basis, a formal written statement delineating all relationships between the Independent Auditors and the Corporation;

(iv)	actively engaging in a dialogue with the Independent Auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

(vi)
actively engaging in a dialogue with the Independent Auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditors and taking any appropriate action to satisfy itself of the independence of the Independent Auditors;

(8)
Instruct the Independent Auditors that (i) they must report directly to the Committee, (ii) they are ultimately accountable to the Committee and the Board, as representatives of the Corporation’s stockholders and (iii) the Committee is directly responsible (subject, if applicable, to stockholder approval) for the appointment, compensation, oversight, retention, replacement and termination of the Independent Auditors;

(9)
Review with the management and Independent Auditors any information furnished by the Independent Auditors pursuant to Section 10A of the Exchange Act, including, without limitation, (i) such information relating to any illegal acts that have or may have occurred, (ii) all critical accounting policies to be used in the conduct of the audit, (iii) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) discussed with management or considered in connection with the audit, the ramifications of the use of such alternative treatments, and the independent auditors views concerning such alternative treatments; and (iv) all other materials written communications between the Independent Auditors and management, such as any management letter and any schedule of unadjusted differences;

(10)	Review and discuss with the Independent Auditors the annual audit plan and timing and scope of any audit activities and monitor such plan’s progress and results during the year;

(11)	Review with management and the Independent Auditors at the completion of the Independent Auditors’ audit or review services:

(i)
the Corporation’s annual financial statements and related footnotes to be included in the Corporation’s Annual Report on Form 10-KSB, prior to its filing with the SEC or other publication, including the Corporation’s disclosures under “Management’s Discussion and Analysis or Plan of Operation,” and any major issues related thereto;

(ii)	the Independent Auditors’ review of the year-end earnings release;

(iii)	the Independent Auditors’ audit of the annual financial statements and their report thereto;

(iv)
the Corporation’s quarterly reports on Form l0-QSB, prior to their filing with the SEC or other publication, including the Corporation’s disclosures under “Management’s Discussion and Analysis or Plan of Operation,” and any major issues related thereto;

(v)	the Independent Auditors’ review of the quarterly earnings releases.

(vi)	any significant changes in the Independent Auditors’ audit plan;

(vii)	any difficulties or disputes with management encountered during the course of the audit; and

(viii)	major issues regarding accounting principles and financial statements presentations, including any significant changes in the Corporation’s selection or application of accounting principles;

(ix)
any analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles methods on the Corporation’s financial statements; and

(x)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation;

(xi)
any subsequent discovery by the Committee of facts that may have existed as of the date of any auditor’s report which the Committee reasonably believes would have materially affected the Company’s financial statements or the related disclosures required to be made therewith; and

(xii)	other matters, if any, related to the conduct of the audit or review which are to be communicated to the Committee;

(12)	Review and discuss with management and the Independent Auditors:

(i)	any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and

(ii)
any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements;

(13)
Review on a regular basis with the Corporation’s Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the Independent Auditors the following:

(i)	any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

(ii)	any communications between the audit team and the Independent Auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(iii)	any “management” or “internal control” letter issued, or proposed to be issued by the Independent Auditors to the Corporation;

(14)
Discuss with the Corporation’s Independent Auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accounts, including any amendments or supplements thereto (“SAS 61”);

(15)	Attempt to resolve any difficulties, disputes or disagreements between the Independent Auditors and management regarding financial reporting;

(16)	Review:

(i)
the adequacy and effectiveness of the Corporation’s accounting and internal control policies and procedures on a regular basis through inquiry and discussions with the Corporation’s Independent Auditors and management;

(ii)
the yearly report prepared by management, and attested to by the Corporation’s Independent Auditors, assessing the effectiveness of the Corporation’s internal control over financial reporting and stating management’s responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation’s Annual Report on Form 10-KSB; and

(iii)
the Committee’s level of involvement and interaction with the Corporation’s internal audit activities, including the Committee’s line of authority and role in appointing and compensating any employees engaged in the internal audit activities;

(17)	Review with the chief executive officer, chief financial officer and Independent Auditors, periodically, the following:

(i)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize and report financial information;

(ii)
any fraud or risk of fraud, if known to the Committee, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting; and

(iii)	any known material violations by the Company of laws, regulations and/or contracts.

(18)
Discuss guidelines and policies governing the process by which senior management of the Corporation and the relevant departments of the Corporation, assess and manage the Corporation’s exposure to risk, as well as the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(19)
Review with management the progress and results of any and all internal audit projects, and, when deemed necessary or appropriate by the Committee, direct the Corporation’s chief executive officer to assign additional internal audit projects to the Corporation’s staff;

(20)
Review with management the Corporation’s administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies;

(21)
Receive periodic reports from the Corporation’s Independent Auditors and management to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

(22)
Review and discuss with the Independent Auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s Independent Auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation’s financial statements should be included in the Annual Report on Form 10-KSB;

(23)
Review the type and presentation of information to be included in the Corporation’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Corporation to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance);

(24)	Establish clear hiring policies by the Corporation for employees or former employees of the Corporation’s Independent Auditors;

(25)
Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Corporation and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Corporation or any of its directors, officers, employees or agents or breaches of fiduciary duty to the Corporation;

(26)
Review the Corporation’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Corporation and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Corporation’s Independent Auditors;

(27)	Review and approve in advance any services provided by the Corporation’s Independent Auditors to the Corporation’s executive officers or members of their immediate family;

(28)
Review the Corporation’s program to monitor compliance with the Corporation’s Code of Ethics for Senior Financial Officers and Code of Conduct and Ethics for employees, consultants, officers and directors and meet periodically with the Corporation’s senior management to discuss compliance with such Codes;

(29)
Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Corporation or its subsidiaries (if any), or reports made by the Corporation’s chief executive officer or general counsel in relation thereto;

(30)
Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation;

(31)
Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

(32)
Establish and maintain free and open means of communication between and among the Board, the Committee, the Independent Auditors, the Corporation’s internal auditors, if any, and management, including providing such parties with appropriate opportunities to meet privately with the Committee;

(33)	Review and reassess annually the Committee’s charter;

(34)	Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

(35)
Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s Independent Auditors, or the performance of the employees engaged in internal audit activities; and

(36)	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee deems necessary or appropriate.

EVALUATION OF THE COMMITTEE

The Committee shall, on an annual basis, evaluate its performance as part of the annual performance evaluation conducted by the entire Board. The evaluation shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter.

INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Corporation’s expense, such independent counsel or other consultants or advisers as it deems necessary.

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While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee, in either instance absent actual knowledge to the contrary.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Exchange Act or Delaware law, which collectively shall continue to set the legal standard for the conduct of the members of the Committee.

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ANNEX “B”

NEUROLOGIX, INC.
(formerly known as Arinco Computer Systems Inc. and Change Technology Partners, Inc.)

2000 STOCK OPTION PLAN
(Effective as of March 28, 2000)

1.	Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors, nonemployee directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.

2.	Definitions

The following definitions shall be applicable throughout the Plan.

(a)  "Affiliate" means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

(b)  "Board" means the Board of Directors of the Company.

(c)  "Change in Control, shall, unless in the case of a particular Option where the applicable Stock Option Agreement contains a different definition of "Change in Control," be deemed to occur upon:

(i)
the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition by any Person which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(e), or (IV) in respect of an Option held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii)
individuals who, on the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)	the dissolution or liquidation of the Company;

(iv)	the sale of all or substantially all of the business or assets of the Company; or

(v)
the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

(d)  "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(e)  "Committee" means a committee of the Board established under the By-Laws of the Company, or if no such committee has yet been established, the Board. The Committee shall consist of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Each member of the Committee shall, at the time he takes any action with respect to an Option under the Plan, be an Eligible Director; provided that the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

(f)  "Common Stock" means the common stock, par value $0.01 per share, of the Company.

(g)  "Company" means Arinco Computer Systems Inc.

(h)  "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

(i)  "Effective Date" means March 28, 2000.

(j)  "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

(k)  "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of Section 6; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who is entitled to participate in an "employee benefit plan" within the meaning of 17 CFR ss. 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide BONA FIDE services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

(l)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(m)  "Fair Market Value" on a given date means, except to the extent otherwise provided in an applicable Award agreement, (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, or on the Over the Counter Bulletin Board, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(n)  "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code.

(o)  "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(p)  "Option" means an award granted under Section 7.

(q)  "Option Period" means the period described in Section 7(c).

(r)  "Option Price" means the exercise price for an Option as described in Section 7(a).

(s)  "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

(t)  "Plan" means this Arinco Computer Systems Inc. 2000 Stock Option Plan.

(u)  "Securities Act" means the Securities Act of 1933, as amended.

(v)  "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(w)  "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

3.	Effective Date, Duration and Shareholder Approval

The Plan is effective as of the Effective Date. The effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 162(m) of the Code and 422(b)(i) of the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment of Options previously granted have been settled.

4.	Administration

The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Stock, other securities, other Options, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Stock, other securities, other Options, other property, and other amounts payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Options granted under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(a)  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing any and all Options shall be within the sole discretion of the Committee, may be made at any time granted pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Options, and any shareholder.

(b)  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.

5.	Grant of Options; Stock Subject to the Plan

The Committee may, from time to time, grant Options to one or more Eligible Persons; PROVIDED, HOWEVER, that:

(a)  Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan is 800,000 shares;

(b)  Such shares shall be deemed to have been used in payment of Options whether they are actually delivered. In the event any Options shall be surrendered, terminated, expired, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Options grants under the Plan;

(c)  Stock delivered by the Company in settlement of Options granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

(d)  Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 3,000,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 9 and shares otherwise counted against such number, only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

        6.              Eligibility Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	Terms of Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a "parent" or "subsidiary" of the Company, as such terms are used in Section 422(a)(2) of the Code. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement. In all events, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan and such Stock Option Agreement, the provisions of such Stock Option Agreement shall control.

(a)  Option Price. The exercise price (Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant, but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

(b)  Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash, and if the Committee so permits, partially or completely in shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) if by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may permit.

(c)  Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period") and as set forth in the applicable Stock Option Agreement; PROVIDED, that the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(d)  Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

(i)	Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)
Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

(iii)
Subject to Section 8(h), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

(iv)
Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement evidencing such Option.

(v)
Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and any other representations deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi)
Each Incentive Stock Option Agreement shall contain a provision requiring the Participant to notify the Company in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

(e)  Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f)  $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g)  Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.	General

(a)  Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Options granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Options, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares or terminate employment, provisions allowing the Participant to elect to defer the receipt of payment in respect of Options for a specified period or until a specified event and and provisions to comply with federal and state securities laws and federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

(b)  Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

(c)  Government and Other Regulations. The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)  Tax Withholding.

(i)
A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Options or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(ii)
Without limiting the generality of clause (i) above, if so provided in an Option agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant with a Fair Market Value equal to such withholding liability (provided that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge), or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Option a number of shares with a Fair Market Value equal to such withholding liability.

(e)  Claim to Options and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(f)  No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(g)  Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York.

(h)  Nontransferability.

(i)
Each Option shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)
Notwithstanding the foregoing, the Committee may, in the Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement, provide that Options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to:

(A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

(B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

(D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

(iii)
The terms of any Option transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that (a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (d) the consequences of termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

(i)  Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(j)  Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

(k)  Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(l)  Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(m)  Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(n)  Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(o)  Severability. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.	Changes in Capital Structure
Options granted under the Plan and any Stock Option Agreements evidencing such options, the maximum number of shares of Stock subject to all Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following:

A.  The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

B.  All or substantially all of the assets of the Company are acquired by another person;

C.  The reorganization or liquidation of the Company; or

D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above, then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 9 may be varied by the Committee in any particular Stock Option Agreement.

10.	Effect of Change in Control
Except to the extent reflected in a particular Stock Option Agreement:

(a)  In the event of a Change in Control, notwithstanding any vesting schedule, all Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option.

(b)  In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

(c)  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.	Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

12.	Amendments and Termination

(a)  Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)  Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

* * * * *

AMENDMENT ONE

TO

THE NEUROLOGIX INC.

2000 STOCK OPTION PLAN

The Arinco Computer Systems Inc. 2000 Stock Option Plan (the "Plan") is hereby amended as follows:

1. Effective June 27, 2000, Section 7(a) of the Plan is hereby amended in its entirety to read as follows:

Option Price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non- Qualified Stock Option, the par value of a share of Stock; PROVIDED, HOWEVER, that all Options granted to employees which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

2. Except for the foregoing amendment set forth in paragraph 1 above, all of the terms and conditions of the Plan shall remain in full force and effect.

* * * * *

Neurologix, Inc.	MMMMMMMMMMMM

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADDS ADD 4 ADDS ADD 6	000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext
C 1234567890 J NT

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS (1) AND (2) BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

Election of Directors
1. The Board of Directors recommends a vote "FOR" the listed nominees as Class 2 Directors.

		For	Withhold
01	- Mark S. Hoffman	☐	☐

02	- Martin J. Kaplitt, M.D.	☐	☐

Issues
The Board of Directors of the corporation recommends that you vote "FOR" proposal 2 below.

		For	Against	Abstain
2.	To approve an amendment to the 2000 Stock Option Plan of the Corporation to increase the number of shares that may be issued pursuant thereto by 500,000 shares.	☐	☐	☐

3.	For the transaction of such other business as may properly come before the meeting and at any adjustment or adjournments thereof.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.
Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1 U PX	HHH	P P P P	005193

Proxy - Neurologix, Inc.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 9, 2005

The undersigned, revoking all proxies heretofore given, hereby appoints MARTIN J. KAPLITT, MICHAEL SORELL AND MARK S. HOFFMAN, or any of them, with the power of substitution, proxies for the undersigned to vote at the Annual Meeting of Stockholders of Neurologix, Inc. (the "Corporation") to be held at Montammy Golf Club, Route 9W & Montammy Drive, Alpine, New Jersey 07620 on Monday, May 9, 2005, at 10:00 a.m., Eastern time and at any adjournments thereof, according to the votes the undersigned might cast with all the powers the undersigned would possess if personally present, for the following proposals proposed by management of the Corporation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1). THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

(Continued and to be signed on the reverse side)